Other investments	12 Months Ended
Dec. 31, 2025
Other Investment [Abstract]
Other investments [Text Block]

10. Other investments

	2025	2024
	$	$
Fair value through profit or loss (warrants and convertible instruments)
Balance - January 1	6,548	6,766
Change in fair value (i)	5,315	343
Foreign exchange revaluation impact	412	(561)
Balance - December 31	12,275	6,548

Fair value through other comprehensive income (common shares)
Balance - January 1	55,313	63,569
Acquisitions	11,004	-
Change in fair value	59,673	(4,778)
Disposals (ii)	(49,805)	(2,448)
Transfer from associates (Note 9)	84,502	-
Foreign exchange revaluation impact	2,156	(1,030)
Balance - December 31	162,843	55,313

Amortized cost (notes)
Balance - January 1	12,182	-
Additions (iii)	1,595	-
Effective interests	365	-
Repayments	-	(1,399)
Change in allowance for expected credit loss and write-offs	-	1,399
Reclassified from short-term investments (iii)	-	12,182
Balance - December 31	14,142	12,182

Total	189,260	74,043

Other investments comprise common shares, warrants and convertible instruments, mostly from companies publicly traded in Canada and in the United States of America, as well as loans receivable (notes).

(i) In December 2024, a convertible secured senior note with Falco Resources Ltd. ("Falco") was amended and the maturity date was extended to December 31, 2025. In December 2025, the convertible secured note was amended again, and the maturity date was extended to December 31, 2026. The Company has the ability to apply the loan or a portion of the loan against future stream payments due to the operator when certain triggering events will be met.

(ii) In May 2025, MAC Copper Limited ("MAC Copper") announced that it had entered into a binding scheme implementation deed (the "Transaction") with Harmony Gold Mining Company Limited ("Harmony") and Harmony Gold (Australia) Pty Ltd ("Harmony Australia"), a wholly-owned subsidiary of Harmony, under which it was proposed that Harmony Australia would acquire 100% of the issued share capital in MAC Copper in exchange for $12.25 cash per MAC Copper share. The Transaction closed in October 2025 and OR Royalties International Ltd. received proceeds of $49.0 million in exchange for its 4.0 million shares of MAC Copper.

(iii) During the year 2024, the Company advanced funds to an associate, which holds a mining project in development on which the Company owns a stream interest. Following signature of a term sheet with the associate in 2024, the carrying value of the loan ($12.2 million) was reclassified to other investments as the repayment terms were not expected to be within the next 12 months.

During the year 2025, the Company advanced additional funds of $1.6 million to the associate. In June 2025, the Company sold its interest to a third party for a nominal amount. The stream interest held on the project as well as the note receivable were amended at the time of the transaction and will continue to be assumed by the new operator. As of December 31, 2025, the net book value of the amended note receivable amounted to $14.1 million. The note bears an interest rate of 8% and is secured by the assets of the mining project. Repayment of the note will commence after production starts and the full repayment by the operator of a $150 million bank credit facility.